                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                      NOVEMBER 7, 2001 (NOVEMBER 6, 2001)


                         CHESAPEAKE ENERGY CORPORATION
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


          OKLAHOMA                       1-13726                 73-1395733
-----------------------------     ---------------------     -------------------
(State or other jurisdiction      (Commission File No.)        (IRS Employer
     of incorporation)                                       Identification No.)

6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA                 73118
------------------------------------------------------      -------------------
    (Address of principal executive offices)                     (Zip code)

                                 (405) 848-8000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5. OTHER EVENTS

         On November 7, 2001, Chesapeake Energy Corporation ("Chesapeake") issued a press release announcing the pricing and the setting of terms of its $150 million of 6.75% Cumulative Convertible Preferred Stock. A copy of the press release is filed with this Form 8-K as Exhibit 99 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c)     Exhibits. The following exhibit is filed herewith:

        99.     Press Release issued by the Registrant on November 7, 2001.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   CHESAPEAKE ENERGY CORPORATION

                                   BY: /s/ AUBREY K. MCCLENDON
                                      -------------------------------------
                                               AUBREY K. MCCLENDON
                                            Chairman of the Board and
                                             Chief Executive Officer


Dated: November 7, 2001

                                 EXHIBIT INDEX

EXHIBIT
NUMBER               DESCRIPTION
-------              -----------
99                   Press Release issued by the Registrant on November 7, 2001.